Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

Note 12. Income Taxes

A reconciliation of the Company’s effective tax rate from the Canadian federal statutory tax rate for the years ended December 31, 2013 and 2012 is as follows:

	December 31
	2013	2012
Statutory rate	25.0%	25.0%
Non-temporary differences	1.0	1.7
Rate difference from statutory rate	0.1	(6.0)
Change in tax rates on temporary differences	—	0.1
Change in valuation allowance	(10.6)	8.1
Other	(2.0)	(0.9)

Effective tax rate	13.5%	28.0%

The Company currently operates in nine different states in the U.S. and is subject to various state tax jurisdictions. The Company estimates its tax liability based upon the individual taxing authorities’ regulations, estimates of income by taxing jurisdiction and the Company’s ability to utilize certain tax-saving strategies. The Company also operates in Alberta and Ontario, Canada, and is therefore subject to provincial tax jurisdictions as well as federal tax legislation. Based on the Company’s estimate of the allocation of income or loss, as the case may be, among the various taxing jurisdictions and changes in tax regulations and their impact on the Company’s tax strategies, the estimated effective tax rate for the Company is 13.5% for the year ended December 31, 2013 (December 31, 2012 – 28.0%). The decrease in the effective tax rate for 2013 is due in large part to the improved results in the U.S. which resulted in a decrease in valuation allowance taken on its U.S. deferred tax assets.

The provision for income taxes for the years ended December 31, 2013 and 2012 is set forth below:

	Years Ended December 31
	2013	2012
Current
Canada	$(1,963)	$(45,780)
U.S	—	—
International	10	(99)

Total current expense	(1,953)	(45,879)

Deferred
Canada	(21,996)	8,788
U.S	724	1,000
International	—	—

Total deferred tax (expense) / recovery	(21,272)	9,788

Total income tax expense	$(23,225)	$(36,091)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of the assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The differences that give rise to the net deferred tax assets / (liabilities) are as follows:

	December 31
	2013	2012
Net deferred tax (liabilities) / assets
Differences relating to land and housing inventory	$(15,957)	$(16,209)
Compensation deductible for tax purposes when paid	10,060	6,133
Differences related to derivative instruments	(533)	3,373
Operating loss carry-forwards	112,674	120,175
Other	5,121	(307)

Net deferred tax assets before valuation allowance	111,365	113,165
Cumulative valuation allowance	(89,771)	(102,613)

Net deferred tax assets	$21,594	$10,552

The Company has Canadian and U.S. federal non-capital loss carry-forwards of approximately $159.9 million and $180.7 million, respectively, as at December 31, 2013 (2012 – $111.1 million and $217.6 million, respectively). Federal non-capital loss carryforwards attributable to Canada and the U.S. may be carried forward up to 20 years to offset future taxable income and expire between 2029 and 2032. The Company also has state loss carryforwards of approximately $219.3 million (2012 – $242.2 million) that may be carried forward from 5 to 20 years, depending on the tax jurisdiction, and which expire between 2014 and 2032.

During the year ended December 31, 2013, the Company decreased the valuation allowance by $13.0 million against its deferred tax assets. The decrease is primarily due to a decrease in valuation allowance of $18.3 million related to an increase of income in the U.S. during the year, partially offset by an increase in valuation allowance recorded of $5.3 million for unrealized foreign exchange capital losses incurred in Canada on the Company’s U.S. denominated debt. Canadian operations continue to be profitable in the Ontario and Alberta markets and, as such, it is more-likely-than-not that the remaining deferred tax assets related to the Canadian companies can be realized.

The Company records net deferred tax assets to the extent it believes these assets will more-likely-than-not be realized. In making such determinations, the Company considers all available positive and negative evidence, including future reversals of existing temporary differences, projected future taxable income, tax planning strategies and recent financial operations. The positive evidence included factors such as (i) an indication that the events and conditions that gave rise to significant reported U.S. losses in recent years were unlikely to recur in the foreseeable future, (ii) a return to profitability in some of our U.S. operations in 2012, (iii) an increase in profitability in 2013, and (iv) long net operating loss carryforward periods that provide evidence that even without significant growth these deferred tax assets will more-likely-than-not be realized. The most significant negative evidence that currently exists is that the Company is in a three-years cumulative loss position with respect to its operations in the U.S. However, the Company’s three-years cumulative loss is declining significantly as a result of improving conditions in the U.S. Based on this evaluation, the Company continues to recognize a valuation allowance against its net deferred tax assets in the U.S. Previously recognized valuation allowances are expected to be reversed against future tax provisions during any future period for which it reports accounting income before income taxes.